Exhibit 32.2

                              COMMUNITY BANKS, INC.
                           SECTION 1350 CERTIFICATION
                            (Chief Financial Officer)

In connection with the Quarterly Report of Community Banks, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald F. Holt, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2003, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Community Banks, Inc., and will be retained by Community Banks, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.


/s/  Donald F. Holt
---------------------------
Chief Financial Officer
August 9, 2004